UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 12, 2016

DAILY JOURNAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

SOUTH CAROLINA	0-14665	95-4133299
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

915 East First Street

Los Angeles, CA 90012-4050

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (213) 229-5300

Not applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐     Pre-commencement communication pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐     Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)           The Audit Committee of the Board of Directors of Daily Journal Corporation (the “Company”) approved the dismissal of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm, effective February 12, 2016.

The reports of BDO on the Company’s financial statements for fiscal years 2014 and 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period, there have been no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of BDO would have caused BDO to make reference to the subject matter of such disagreement(s) in its report on the Company’s financial statements.

During the Company’s two most recent fiscal years and the subsequent interim period, there have been no reportable events of the kinds described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, except that BDO expressed an adverse opinion in its report on the Company’s internal control over financial reporting as of each of September 30, 2014 and September 30, 2015. The Audit Committee of the Company’s Board of Directors has discussed its internal control over financial reporting with BDO and has authorized BDO to respond fully to the inquiries of the Company’s successor independent registered public accounting firm.

The Company requested and has received a letter from BDO addressed to the Securities and Exchange Commission stating whether or not BDO agrees with the statements in this Item 4.01. A copy of the letter, dated February 17, 2016, is filed as Exhibit 16.1 to this Form 8-K.

(b)           Effective February 12, 2016, the Company engaged Squar Milner LLP (“Squar Milner”) as its new independent registered public accounting firm. During the Company’s two most recent fiscal years and during the subsequent interim period prior to Squar Milner’s engagement, neither the Company nor anyone acting on its behalf consulted Squar Milner regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits

16.1	Letter from BDO USA, LLP to the Securities and Exchange Commission, dated February 17, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAILY JOURNAL CORPORATION

By:	/s/ Gerald L. Salzman
Gerald L. Salzman Chief Executive Officer President Chief Financial Officer Treasurer

Dated: February 17, 2016

EXHIBIT INDEX

Exhibits	Description

16.1	Letter from BDO USA, LLP to the Securities and Exchange Commission, dated February 17, 2016.